EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the iMergent, Inc. (the Company) Annual Report on Form 10-K for the period ended June 30, 2008 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Donald L. Danks, Chief Executive Officer of the Company, do hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1.

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934, as amended; and

2.

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 3, 2008

/s/ DONALD L. DANKS
Donald L. Danks
Chief Executive Officer